Exhibit 3.758

www.state.oh.us/sos
e-mail: busserv@sos.state.oh.us
Prescribed by J. Kenneth Blackwell
Ohio Secretary of State
Central Ohio: (614) 466-3910
Toll Free: 1-877-SOS-FILE (1-877-767-3453)
Expedite this Form: (Select One)
Mail Form to one of the Following:

☑ Yes	PO Box 1390
Columbus, OH 43216
*** Requires an additional fee of $100 ***

☐ No	PO Box 670
Columbus, OH 43216

ORGANIZATION / REGISTRATION OF
LIMITED LIABILITY COMPANY
(Domestic or Foreign)
Filing Fee $125.00
THE UNDERSIGNED DESIRING TO FILE A:
(CHECK ONLY ONE (1) BOX)

(1) ☑ Articles of Organization for	(2) ☐ Application for Registration of
Domestic Limited Liability Company	Foreign Limited Liability Company
(115-LCA)	(106-LFA)
ORC 1705	ORC 1705

	(Date of Formation)	(State)
Complete the general information in this section for the box checked above.
Name Republic Ohio Contracts, LLC
☐ Check here if additional provisions are attached

*	If box (1) is checked, name must Include one of the following endings: limited liability company, limited, Ltd, L.t.d., LLC, L.L.C,
Complete the information in this section if box (1) is checked.

Effective Date (Optional)		Date specified can be no more than 90 days after date of filing. If a date is specified, the date
	(mm/dd/yyyy)	must be a date on or after the date of filing.

This limited liability company shall exist for

(Optional)	(Period of existence)

Purpose

(Optional)

The address to which interested persons may direct requests for copies of any operating agreement and any bylaws of this limited liability company is

(Optional)

(Name)

(Street) NOTE: P.O. Box Addresses are NOT acceptable.

(City)	(State)	(Zip Code)
Last Revised: May 2002

www.sos.state.oh.us
e-mail: busserv@sos.state.oh.us
Prescribed by:
The Ohio Secretary of State
Central Ohio: (614) 466-3910
Toll Free: 1-877-SOS-FILE (1-877-767-3453)
Expedite this Form: (Select One)
Mail Form to one of the Following:

PO Box 1390
☐ Expedite	Columbus, OH 43216
        *** Requires an additional fee of $100 ***

PO Box 1329
☐ Non Expedite	Columbus, OH 43216

Domestic Limited Liability Company Certificate of
Amendment or Restatement
Filing Fee $50.00
(CHECK ONLY ONE (1) BOX)

(1)	Domestic Limited Liability Company		(2)	Domestic Limited Liability Company

	☑	Amendment (129-LAM)		☐	Restatement (142-LRA)

		December, 13 2005

		Date of Formation			Date of Formation
The undersigned authorized representative of:

Republic Ohio Contracts, LLC	1586751

Name of limited liability company	Registration number
If box (1) Amendment is checked, only complete sections that apply. If box (2) Restatement is checked, all sections below must be completed.

The name of said limited liability company shall be:

Name must include one of the following words or abbreviations: “limited liability company,” “limited,” “LLC,” “L.L.C.,” “ltd.” or “ltd”

This limited liability company shall exist for a period of:

Period of Existence

Purpose

☑	Check here if additional provisions are attached
Last Revised: 6/20/2008

REQUIRED
Must be (signed) by a
member, manager or
other representative.

/s/ Jo Lynn White	12/22/08

Signature	Date

Jo Lynn White Print Name
Secretary of Republic Services of Ohio Hauling, LLC, Sole member

Signature	Date

Print Name

Signature	Date

Print Name

Last Revised: 6/20/2008

Exhibit A
The principal office address of the limited liability company has changed. The new principal address is as follows:
18500 North Allied Way
Phoenix, Arizona 85054